March 15, 2011
VIA EDGAR AND FACSIMILE
Mr. Justin Dobbie
Special Counsel
Division of Corporation Finance
United States Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Re:	Huntington Ingalls Industries, Inc. (formerly New Ships, Inc.) Amendment No. 8 to Form 10-12B Filed March 15 2011 File No. 001-34910
Dear Mr. Dobbie:
This letter responds to the letter from the staff (the “Staff”) of the United States Securities and Exchange Commission (the “Commission”), dated March 14, 2011, regarding Amendment No. 7 to the Registration Statement on Form 10-12B (the “Form 10”) of Huntington Ingalls Industries, Inc., formerly New Ships, Inc. (the “Company,” “HII,” “we” or “us”), filed on March 8, 2011.
The Company has filed Amendment No. 8 to the Form 10 (“Amendment No. 8”) today by electronic submission and will provide by hand-delivery a blackline of the Form 10 showing changes from Amendment No. 7 filed on March 8, 2011 to Amendment No. 8 to assist the Staff in its review. Each of your comments is set forth below, followed by our corresponding response.
Defined terms used but not defined herein have the meanings set forth in the Form 10.
Exhibit 99.1
We are subject to various claims and litigation, page 31
     Comment 1
We note your response to our prior comment six. Please advise as to how disclosure of the status of the dispute with your insurer and the amount of the disputed claims would “clearly identify” the insurer such that your confidentiality arrangements would be violated. In addition, notwithstanding the confidentiality arrangements, please provide us with a detailed discussion of why disclosure of the status of the dispute and the amount of the disputed claims would not be material to shareholders

Mr. Justin Dobbie
March 15, 2011

or refer us specifically to where such disclosure is located elsewhere in your document. Alternatively, disclose the status of the dispute, including the amount of the disputed claims.
Response 1
We have broadly disclosed the status of our ongoing disputes with insurance carriers related to Hurricane Katrina losses. Please see the risk factor “Our insurance coverage may be inadequate to cover all of our significant risks or our insurers may deny coverage of material losses we incur, which could adversely affect our profitability and overall financial position” and “Business—Legal Proceedings” for such disclosure. Included within that disclosure is the dispute referenced in the False Claims Act complaint disclosure in “Risk Factors” and “Business—Legal Proceedings—Litigation.” In the False Claims Act complaint disclosure, we reference the substance of certain allegations made in one of the disclosed insurance disputes without identifying which insurance carrier is making the allegations because of the restrictions imposed by a confidentiality agreement in that dispute. As we have noted, the status of the insurance dispute and the amount of claims involved in such dispute, the allegations of which are referenced in the False Claims Act disclosure, have been fully disclosed elsewhere in the document.
Comment 2
We note your response to our prior comment seven. Please revise to either explicitly disclose here that HII will be liable for all claims related to the False Claims Act or provide a cross-reference to the “Separation and Distribution Agreement” section.
Response 2
We have revised our disclosure as requested.
Comment 3
Please tell us, with a view towards revised disclosure, if an unfavorable outcome to you related to the False Claims Act complaint would be a “material judgment” that would be considered an event of default under the HII Credit Facility.
Response 3
On page 139 of Amendment 7 to the Form 10, we provided a summary listing of events of default under the HII Credit Facility, including “(h) material judgments.” We have filed the credit agreement today as Exhibit 10.27 to the Form 10. The specific event of default under the credit agreement (found in Article 7(j)), is a failure to pay a judgment in excess of $40 million that has not been stayed, due to appeal or otherwise, for more than thirty days after it is due. A material judgment is not itself an event of default; failure to pay creates the event of default. Thus we will revise the disclosure on Page 139 item (h) to read, “(h) material judgments which, absent a stay due to appeal or otherwise, remain unpaid more than thirty days following execution of the judgment.”

Mr. Justin Dobbie
March 15, 2011

Unaudited Pro Forma Condensed Consolidated Financial Statements, page 57
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements, page 61
Comment 4
Please revise the notes to the pro forma condensed consolidated statement of operations to explain how the weighted average shares used to compute basic and diluted earnings per share were calculated or determined. Also, please revise the introductory paragraph to the pro forma financial information to disclose the number of shares that will be distributed by Northrop Grumman to its shareholders as part of the spin-off transaction.
Response 4
We have revised our disclosure as requested.
Footnote (A)
Comment 5
We note your disclosure that an additional adjustment of $3 million in compensation expense was included in cost of sales and service revenues for modifying certain terms of existing long-term incentive stock plans to allow continued vesting for our participants. Please revise your footnote to explain the nature of the modified terms and to explain how you determined or calculated the amount of the pro forma adjustment.
Response 5
We have revised our disclosure as requested.
Footnote (B)
Comment 6
We note your disclosure that this adjustment removes the 2010 costs and Settlement Liabilities associated with Federal Contract Matters and that these amounts were allocated in the historical financial statements to represent HII’s proportionate share of Northrop Grumman’s accruals for claims and audits identifying potentially disallowed costs and penalties. However, we believe that the disclosure is unclear as to whether the costs and accruals related to HII’s obligations associated with the Federal Contract Matters remain in the pro forma financial statements. Please confirm that amounts associated with Federal Contract Matters that will be

Mr. Justin Dobbie
March 15, 2011

considered HII obligations under the Separation and Distribution agreement, have been recognized in the historical financial statements and have not been removed in this pro forma adjustment.
Response 6
We have revised our disclosure as requested.
Footnote (C)
Comment 7
We note your disclosure that this adjustment includes the removal of $35 million of interest associated with the elimination of the notes payable to parent. Please explain to us and revise your footnote to explain how you determined or calculated the $35 million adjustment. As part of your response, please explain why the amount differs from the $27 million interest expense disclosed in Note 19 to the historical financial statements as the interest expense recorded for the year ended December 31, 2010 on the $715 million note payable to parent. Also, please revise your disclosure to explain how the $8 million amortization of debt issuance costs was calculated or determined.
Response 7
We have revised our disclosure as requested.
Comment 8
Refer to footnote (C) — Please revise footnote (C) to disclose the various components of the $115 million pro forma adjustment to interest expense. As part of your revised disclosure, you should also disclose the LIBOR-based interest rate that was used to compute the pro forma adjustment for interest expense related to the $575 term loan and explain how this LIBOR rate was determined.
Response 8
We have revised our disclosure as requested.
Footnote (F)
Comment 9
We note your disclosure that after giving effect to the capitalization transactions, $513 million of borrowing capacity would have been available under your new

Mr. Justin Dobbie
March 15, 2011

revolving credit facility of $650 million. Please revise to disclose that you do not intend to borrow any amounts under this revolving credit facility at the time of the spin-off.
Response 9
We have revised our disclosure as requested.
Footnote (G)
Comment 10
Based on the disclosures provided in footnote (G) we are unclear as to how the adjustments to common stock and additional paid in capital of $3 million and $1,505 million, respectively were calculated or determined. Please revise footnote (G) to clearly explain how each of these adjustments were calculated or determined. Also, please clarify in footnote (G) and elsewhere in the registration whether the notes payable to parent and the related accrued interest are being repaid or reflected as a capital contribution in HII’s pro forma balance sheet. In addition, please revise footnote (G) to disclose the number of HII’s shares that will be distributed by Northrop Grumman as part of the spin-off transaction.
Response 10
We have revised our disclosure as requested.
Comment 11
We note that for purposes of the pro forma financial statements you have assumed a $.01 per share par value and a one-for-one exchange ratio for shares of HII common stock, We also note that since the actual exchange ratio has not been determined, it could differ from that assumed for purposes of the pro forma presentation. Since the actual exchange ratio is subject to change, please revise to include a sensitivity analysis showing the impact on pro forma earnings per share in the event that the actual exchange ratio differs from that used for purposes of the pro forma presentation. Refer to the guidance outlined in Rule 11-02(b)(8) of Regulation S-X.
Response 11
We have revised our disclosure to reflect the actual distribution ratio of one share of HII common stock for every six shares of Northrop Grumman stock.

Mr. Justin Dobbie
March 15, 2011

Management’s Discussion and Analysis, page 63
Other Sources and Uses of Capital, page 73
Comment 12
We note your disclosure that you have incurred $1,200 million of HII Debt and entered into the HII Credit Facility with third-party lenders in an amount of $1,225 million, comprising a $575 million term loan that is expected to be funded in connection with the internal reorganization and an undrawn $650 million revolving credit facility. Please revise to disclose the terms of each type of debt, such as the date of maturity and applicable interest rates.
Response 12
We have revised our disclosure as requested.
Description of Material Indebtedness, page 143
Comment 13
We note that you have not filed any of the agreements related to the HII Debt or the HII Credit Facility as exhibits to the registration statement. Please tell us when you anticipate filing such agreements.
Response 13
We have filed these agreements today.
HII Credit Facility, page 144
Comment 14
Please revise the “Financial Covenants” discussion to quantify the required maximum total leverage ratio, minimum interest coverage ratio, and limitation on capital expenditures.
Response 14
The financial covenant limitations change periodically (quarterly in the case of the first two and annually in the case of capital expenditures). We have revised the disclosure to state the limitations as of the first quarter following the spinoff and in the last quarter prior to maturity of the credit agreement. The complete tables and formulas providing the limitations for every period are contained in Sections 6.10, 6.11 and 6.12 of the credit agreement filed today as Exhibit 10.27.

Mr. Justin Dobbie
March 15, 2011

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If you should have any questions or further comments with respect to the Form 10, please direct them to me at (310) 229-1364. Facsimile transmissions may be sent to (310) 202-3232.

Very truly yours,

/s/ Mark Rabinowitz
Mark Rabinowitz
Authorized Officer

cc:	Barbara Becker Gibson, Dunn & Crutcher LLP Fax: (212) 351-6202